UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2016

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Mount Airy Road, Suite 100

Basking Ridge, New Jersey

07920

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 758-1200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Compensatory Arrangements of Certain Officers

Election of Director

On December 12, 2016, Xerox Corporation (“Xerox”), the sole stockholder of Conduent Incorporated (the “Company”), elected Virginia M. Wilson to serve as a member of the board of directors (the “Board”) of the Company. Upon her election, Ms. Wilson was also named by the Board as a member of the Company’s Audit, Compensation and Corporate Governance Committees. It is expected that Ms. Wilson will be replaced on the Compensation and Corporate Governance Committees at the effective time of the previously announced spin-off of the Company.

Conduent Performance Incentive Plan

On December 12, 2016, the Board adopted and approved the Conduent Incorporated Performance Incentive Plan (the “Plan”). The total number of shares of Conduent common stock authorized and available under the Plan is 25,000,000, all of which may be subject to incentive stock options granted under the Plan. Awards granted to any single participant under the Plan during any fiscal year that are intended to qualify as performance-based compensation under Section 162(m) of the Code are subject to the following limitations: (i) the maximum aggregate number of shares of Conduent common stock that may be subject to stock options or stock appreciation rights is 2,200,000, provided that the limit will be 3,300,000 shares in the fiscal year employment commences; (ii) the maximum aggregate number of shares of Conduent common stock that may be subject to restricted stock awards, restricted stock unit awards, performance-based stock awards or other stock awards is 1,500,000, provided that the limit will be 2,250,000 shares in the fiscal year employment commences; and (iii) the maximum aggregate dollar amount that may be payable in settlement of performance-based cash awards, assuming a maximum payout, to any participant (including dividend equivalents payable in cash based upon attainment of specific performance goals), is $15,000,000.

For a detailed description of additional terms of the Plan, see the section entitled “Compensation Discussion and Analysis—Conduent’s Anticipated Executive Compensation Programs —Conduent Performance Incentive Plan” in Exhibit 99.1 to the Registration Statement on Form 10 of the Company, filed with the Securities Exchange Commission on November 8, 2016, which is incorporated by reference herein. The foregoing description of the terms of the Plan is qualified in its entirety by reference to the full text of the Plan, attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

10.1	Conduent Incorporated Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

CONDUENT INCORPORATED

	By:	/s/ Douglas H. Marshall
		Name:	Douglas H. Marshall
Date: December 13, 2016		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Conduent Incorporated Performance Incentive Plan